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                                   FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934
               Date of Report (Date of earliest event reported):
                                March 16, 1999

                      ROBERTS PHARMACEUTICAL CORPORATION
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            (exact name of registrant as specified in its charter)

     NEW JERSEY                     1-1-432               22-2429994
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 (State or other         (Commission                (IRS Employer
 jurisdiction of         File Number)               Identification
 incorporation)                                             Number)

                              Meridian Center II
                             4 Industrial Way West
                          Eatontown, New Jersey 07724
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         (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: 732-676-1200


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         (Former name or former address, if changed from last report)

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                                      -2-

Item 5.   Other Events
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          Roberts Pharmaceutical Corporation announced today that a preliminary review of data from Phase III post-operative dental pain study indicate strong analgesic potency for Dirame (propiram).

     Dirame is an orally administered, centrally acting, opioid receptor agonist/antagonist being developed by Roberts for the treatment of moderate to severe pain. Phase III clinical trials of the compound involve ongoing osteoarthritis and the now completed post-operative dental pain model. Roberts said these models are reliable indicators of analgesic effects.

     This recently concluded post-operative pain study involved 350 patients with extractions of 2 or more third molars. The clinical trial was designed as a single-dose, randomized, double blind, and placebo-controlled study of Dirame at 25mg, 50mg, 100mg and 150mg. The study also included, as an active comparator, 100mg Ultram(R) (tramadol), the maximum recommended single-dose for this approved and market leading opioid analgesic. Primary endpoints focused on differences in pain intensity from baseline over a period of several hours.

     The results of these studies demonstrated that Dirame produced significant analgesic effect at doses of 50mg and above. Moreover, at the 50mg and higher doses, Dirame's efficacy proved to be statistically significant in comparison to 100mg tramadol as well as placebo.

     The Company stated that pain is still not particularly well managed and there is increasing acceptance within the medical community that many patients are suffering unnecessarily. This creates a significant opportunity for a new drug that can demonstrate advantages over existing products. To date, the clinical evidence regarding the analgesic potency of Dirame has been very encouraging.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ROBERTS PHARMACEUTICAL CORPORATION
                                        ----------------------------------
                                                   (Registrant)

Date: March 18, 1999                    /s/ Anthony A. Rascio
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                                         Anthony A. Rascio
                                         Vice President
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                                      -3-

FORWARD LOOKING STATEMENTS

     Certain statements included in Item 5 of this form 8-K are intended to be, and are hereby identified as, forward looking statements for purposes of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended. The Registrant cautions readers that forward looking statements, including, without limitation, those relating to the Registrant's future business prospects, revenues, cost of sales, intangible dispositions and write-offs, continuing operations and discontinued operations, and liquidity and capital resources, are subject to certain risks and uncertainties, including, without limitation, the ability of the Registrant to secure regulatory approval in the United States and in foreign jurisdictions for the Registrant's developmental pipeline drugs, the efforts of the Registrant's competitors and the introduction of rival pharmaceutical products which may prove to be more effective than the Registrant's products, general market conditions, the availability of capital, and the uncertainty over the future direction of the healthcare industry, that could cause actual results to differ materially from those indicated in the forward looking statements.